Nationwide Mutual Funds
Nationwide Bond Fund
Nationwide Enhanced Income Fund
Nationwide Government Bond Fund
Nationwide Inflation-Protected Securities Fund
Nationwide Money Market Fund
Nationwide Short Duration Bond Fund

Supplement dated June 7, 2013
to the Prospectus dated March 1, 2013

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Mutual Funds (the “Trust”) held on March 28, 2013, the Board approved the termination of Morley Capital Management, Inc.  (“Morley”) as subadviser to the Nationwide Enhanced Income Fund and the Nationwide Short Duration Bond Fund (the “Funds”), and approved the appointment of HighMark Capital Management, Inc. (“HighMark”) to subadvise the Funds.  This change is anticipated to take effect on or about June 17, 2013 (the “Effective Date”).

2.	As of the Effective Date, the Prospectus, as it relates solely to the Funds, is amended as follows:

a.	The information under the heading “Portfolio Management – Subadviser” on pages 8 and 21 of the Prospectus is deleted in its entirety and replaced with the following:

HighMark Capital Management, Inc. (“HighMark”)

b.	The information under the heading “Portfolio Management – Portfolio Managers” on pages 8 and 21 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
E. Jack Montgomery	Vice President and Director of Fixed-Income, HighMark	Since 2013
Jeffrey Klein	Vice President and Fixed-Income Funds Manager, HighMark	Since 2013
Gregory Lugosi	Vice President and Fixed-Income Funds Manager, HighMark	Since 2013
David Wines	Vice President and Chief Fixed-Income Officer, HighMark	Since 2013

c.	The third paragraph describing Morley under the heading “Fund Management -- Subadvisers” on page 34 of the Prospectus is deleted in its entirety and replaced with the following:

HIGHMARK CAPITAL MANAGEMENT, INC. (“HIGHMARK”) is subadviser to the Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund.  HighMark, located at 350 California Street, San Francisco, CA 94104, is a subsidiary of Union Bank, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is wholly-owned by The Bank of Tokyo- Mitsubishi UFJ, Ltd. (BTMU). BTMU is in turn a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc.  As of March 31, 2013, HighMark had approximately $19.3 billion in assets under management. HighMark (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

d.
The information under the heading “Fund Management – Portfolio Management,” under the subheading “Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund” on page 34 of the Prospectus is deleted in its entirety and replaced with the following:

E. Jack Montgomery, CFA, is responsible for the day-to-day management of the Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund. Jeffrey Klein, David Wines and Gregory Lugosi support Mr. Montgomery in the day-to-day management of the Funds.

Mr. Montgomery earned a Bachelor of Arts degree in Finance from the University of Oklahoma and an MBA in Finance from the University of Oregon at Eugene.  Mr. Montgomery is Vice President and Director of Fixed-Income of HighMark and has been associated with HighMark and its predecessors since 1994.

Mr. Klein, CFA, is Vice President and Fixed-Income Funds Manager of HighMark and has been associated with HighMark since 2010. Prior to 2010, Mr. Klein was Senior Portfolio Manager of Bishop Street Capital Management from 2009 to 2010; Managing Director, Co-Head U.S. Fixed Income and Head of U.S. Credit Management of Halbis Capital Management from 2005 to 2007; and Portfolio Manager of Dodge & Cox from 1992 to 2004.  Mr. Klein earned a Bachelor of Arts degree in Political Science with a minor in English Literature from Columbia University.

Mr. Wines, CFA,  is Vice President and Chief Fixed Income Officer of HighMark and has been associated with HighMark since 2004.  Prior to joining HighMark, Mr. Wines was the Director of Investment Strategies at AssetMark Investment Services.  Mr. Wines earned a Bachelor of Science degree in Finance from the University of Oregon and a Master of Business Administration in Management from Golden Gate University.

Mr. Lugosi is Vice President and Fixed-Income Funds Manager of HighMark and has been associated with HighMark and its predecessors since 1991.  Mr. Lugosi earned a Bachelor of Arts degree in Business Administration from Woodbury University.

3.	Shareholders of the Funds will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about HighMark.

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